UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

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[_]   Soliciting Material Pursuant to ss.240.14a-12

                    The Children's Place Retail Stores, Inc.
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                (Name of Registrant as Specified In Its Charter)

                                   EZRA DABAH
                                   RENEE DABAH
                               STANLEY SILVERSTEIN
                                RAINE SILVERSTEIN
                                  BARBARA DABAH
                                  GILA GOODMAN
                                RAPHAEL BENAROYA
                               JEREMY J. FINGERMAN
                                ROSS B. GLICKMAN
                               EMANUEL R. PEARLMAN
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

      On June 26, 2009, The Committee of Concerned Shareholders of The Children's Place issued a press release, a copy of which is filed herewith as
Exhibit 1.


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